Contact Info:Arron K. Sutherland, President and CEO

Illinois Casualty Company

(309) 732-0105

arrons@ilcasco.com

225 20th Street, Rock Island, IL  61201

ICC Holdings, Inc. Discloses Plan for Niche Expansion into the Cannabis Market

FOR IMMEDIATE RELEASE: 12/09/2018

Rock Island, IL. – December 9, 2018 – ICC Holdings, Inc. (NASDAQ: ICCH) (the Company), parent company of Illinois Casualty Company, a regional, multi-line property and casualty insurance company focusing primarily on the food and beverage industry, today reported that the Board of Directors has authorized management to evaluate options for offering its current insurance policies to cannabis-related businesses.   With the recent decision by the state of Michigan to legalize recreational cannabis, Illinois Casualty Company has now begun the process of exploring opportunities to provide insurance for cannabis dispensaries in those states where adult recreational use of cannabis is legal.  There can be no assurance that exploration of the Company’s opportunity in this area will result in us being able to offer our products to cannabis-related businesses.

ABOUT ICC HOLDINGS, INC.

ICC Holdings, Inc. is a vertically integrated company created to facilitate the growth, expansion and diversification of its subsidiaries in order to maximize value to its stakeholders.  The group of companies consolidated under ICC Holdings, Inc. engages in diverse, yet complementary business activities, including property and casualty insurance, real estate, and information technology.

The Company’s common shares trade on the NASDAQ Capital Market under the ticker symbol “ICCH”. For more information about ICC Holdings, visit http://ir.iccholdingsinc.com.

FORWARD-LOOKING STATEMENTS

This press release, and oral statements made regarding the subjects of this release, contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, or the Reform Act, which may include, but are not limited to, statements regarding the Company’s, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, including statements identified by words such as “believe,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “will,” and similar expressions. All statements addressing operating performance, events, or developments that the Company expects or anticipates will occur in the future, including statements relating to revenue and profit growth, product and segment expansion, including offerings to cannabis-related businesses, regulatory approval in connection with expansion, and market share, as well as statements expressing optimism or pessimism about future operating results, are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on management's current views and assumptions regarding future events and operating performance, and are inherently subject to significant business, economic, and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond the Company’s control. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, the Company cannot guarantee their accuracy. The foregoing factors, among others, could cause actual results to differ materially from those described in these forward-looking statements. For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, “Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations,” including “Forward-Looking Information,” set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. No undue reliance should be placed on any forward-looking statements.